LARRY SOSTAD

818 - 470 Granville Street
Vancouver, B.C. Canada V6C 1V5

INVOICE

To: Sandalwood Ventures Ltd.
15 Park Street, Parkhill
Hopeman, Morayshire
SCOTLAND 1V3 05SE

April 25, 2007

Staking and recording
Sandalwood I Lode Mining Claim
Clark County, Nevada, U.S.A.

FEE: **US $ 6,000.00**

Receipt/Conformed Copy

Requestor:
SANDALWOOD VENTURES LTD
04/12/2007 12:16:08 T20070063617
Book/Instr: 20070412-0002617
Cert of Loc Page Count: 1
Fees: $20.50 N/C Fee: $0.00

Debbie Conway
Clark County Recorder

CERTIFICATE OF LOCATION
LODE MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the SANDALWOOD 1 Lode Mining Claim in the following quarter sections(s):

1/4	Section	Township	Range	Meridian
SE	7	25 S	60	EAST

in CLARK County, Nevada, on the 11th day of APRIL, 2007

RECORDER'S STAMP

Name and mailing address of locator is: SANDALWOOD VENTURES LTD
3155 EAST PATRICK LANE SUITE 1
LAS VEGAS NV 89120-3481

The Claim is approximately 1500 feet long and 600 feet wide, such that 750 feet are claimed in a NORTH direction and 750 feet in a SOUTH direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the SOUTH to the NORTH direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	NE CORNER	NE 1 CORNER SANDALWOOD	2"x2" x 4' HIGH WOOD POST
No. 2:	SE CORNER	SE 2 CORNER	2"x2" x 4' HIGH WOOD POST
No. 3:	SW CORNER	SW 3 CORNER	2"x2" x 4' HIGH WOOD POST
No. 4:	NW CORNER	NW 4 CORNER	2" x 2" x 4' HIGH WOOD POST

As erected on the ground, each corner monument is marked as described above by SCRIBING WOOD WITH FELT PEN (e.g. metal tags, paint on posts).

The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 12th day of APRIL, 2007.

SIGNATURE OF LOCATOR:

By [signature] AGENT FOR SANDALWOOD VENTURES LTD
Owner, Claimant, or Agent Signature

LARRY SOSTAD AGENT FOR SANDALWOOD VENTURES LTD
Owner, Claimant, or Agent Name (printed)

Suggested Form - Nevada Division of Minerals (REV. 6/29/2005 LV)
Nevada Lode Certificate of Location - NRS 517.050

SANDALEWOOD I LODE MINING CLAIM
YELLOWPINE MINING DISTRICT
CLARK COUNTY NEVADA


600'
NW4 CORNER
NE1 CORNER
750'
300'
DISCOVERY POST
NORTH
1500'
LOCATED BY LARRY SOSTAD
AGENT FOR
SANDALWOOD VENTURES LTD
3155 E. PATRICK LANE SUITE 1
LAS VEGAS NV 89123481
LOCATED APRIL 11, 2007
SITUATED IN SEC7 (SE1/4)
TSP 25S
RANGE 60E
13°
1800'
SW 3 CORNER
SE2 CORNER
SEC 7
1850' TO SE CORNER @ 110°
SEC 7 TSP 25S R60E
30'

SCALE 1 inch = 500 feet

LRWS

Receipt/Conformed Copy

Requestor:
SANDALWOOD VENTURES LTD
04/12/2007 12:16:08 T20070063617
Book/Instr: 20070412-0002616
Lode Mine Map Page Count: 1
Fees: $19.00 N/C Fee: $0.00

Debbie Conway
Clark County Recorder

Instr:
20070412-0002616
Map Type/File#/Page#:
MM 080 0036
Lode Mine Map

NO 2616

FILED AT THE REQUEST OF
SANDALWOOD VENTURES LTD
Date 4-12-07 at 12:16
FILE 080 PAGE 0036
MINING MAPS
OFFICIAL RECORDS BOOK NO. 2007412
CLARK COUNTY NEVADA RECORDS
DEBBIE CONWAY, RECORDER
Fees $19 Deputy SG

MINING MAP
File 080 Page 0036